SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 27, 2002
(Date of earliest event reported)

Commission File No.:  333-83986-03



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)


                  Delaware                                   13-3291626
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        (State or Other Jurisdiction                      (I.R.S. Employer
              of Incorporation)                          Identification No.)


      1585 Broadway, New York, New York                         10036
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   (Address of Principal Executive Office)                   (Zip Code)


                                 (212) 761-4000
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              (Registrant's telephone number, including area code)
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ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On June 27, 2002, a series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-IQ2 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc., as depositor, ORIX Capital Markets, LLC, as master servicer, Lend Lease Asset Management, L.P., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of twenty-two classes identified as "Class A-1 Certificates," Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 105 fixed rate, commercial and multifamily mortgage loans having, as of the close of business on June 1, 2002, an aggregate principal balance of $778,574,565 after taking account all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $118,000,000. The Class A-2 Certificates have an initial Certificate Balance of $131,500,000. The Class A-3 Certificates have an initial Certificate Balance of $151,000,000. The Class A-4 Certificates have an initial Certificate Balance of $262,260,000. The Class X-1 Certificates have an initial Notional Amount of $778,574,565. The Class X-2 Certificates have an initial Notional Amount of $691,924,000. The Class B Certificates have an initial Certificate Balance of $25,305,000. The Class C Certificates have an initial Certificate Balance of $24,330,000. The Class D Certificates have an initial Certificate Balance of $7,786,000. The Class E Certificates have an initial Certificate Balance of $7,786,000. The Class F Certificates have an initial Certificate Balance of $7,785,000. The Class G Certificates have an initial Certificate Balance of $5,840,000. The Class H Certificates have an initial Certificate Balance of $9,732,000. The Class J Certificates have an initial Certificate Balance of $5,839,000. The Class K Certificates have an initial Certificate Balance of $3,893,000. The Class L Certificates have an initial Certificate Balance of $3,893,000. The Class M Certificates have an initial Certificate Balance of $2,920,000. The Class N Certificates have an initial Certificate Balance of $2,919,000. The Class O Certificates have an initial Certificate Balance of $7,786,565. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c) Exhibits

            Exhibit No.                              Description
            -----------                              -----------

               4.1 Pooling and Servicing Agreement, dated as of June 1, 2002, among Morgan Stanley Dean Witter Capital I Inc., as depositor, ORIX Capital Markets, LLC, as master servicer, Lend Lease Asset Management, L.P., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V. as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      MORGAN STANLEY DEAN WITTER CAPITAL I INC.


                                      By:    /s/ Cecilia Tarrant
                                          ------------------------------------
                                          Name:  Cecilia Tarrant
                                          Title: Vice President

Date:  July 12, 2002

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of June 1, 2002, among Morgan
                     Stanley Dean Witter Capital I Inc., as
                     depositor, ORIX Capital Markets, LLC,
                     as master servicer, Lend Lease Asset
                     Management, L.P., as special servicer,
                     LaSalle Bank National Association, as
                     trustee and ABN AMRO Bank N.V. as
                     fiscal agent.